Exhibit 10.2

EXECUTION COPY	YAHOO! PUBLISHER NETWORK CONTRACT #1-23975446

PUBLISHER: InfoSpace Sales LLC	PUBLISHER TAX ID: 91-2096717
Start Date: January 1, 2011	End Date: December 31, 2013

This Agreement shall terminate and supersede the Yahoo! Search Marketing-Yahoo! Publisher Network Service Order #1-9935871 between Yahoo! Inc and Yahoo! Sarl, on the one hand, and InfoSpace Sales LLC and InfoSpace, Inc., on the other hand, dated November 26, 2007, as amended.

For clarity, this Agreement shall automatically renew for additional one year periods unless either party gives notice of non-renewal at least 90 days before the expiration of the then current term.

Publisher’s Offerings:

Sites: The websites owned and operated by Publisher as listed in Exhibit 1 to this SO, plus additional websites owned and operated by Publisher as approved by Yahoo! pursuant to this Agreement.

Syndicated Sites: The websites owned and operated by Publisher’s Affiliates, as listed in Exhibit 1 to the Syndication Attachment, plus additional sites as approved by Yahoo! pursuant to this Agreement.

Applications: The Applications owned and operated by Publisher’s Affiliates, as listed in Exhibit 1 to the Software Attachment (“Affiliate Applications”), plus the Publisher’s toolbar application and as private labeled by Publisher (“Publisher Applications”), and such additional applications as approved by Yahoo! pursuant to this Agreement.

Deployment of Services on Publisher’s Offerings:

        [*]

Notwithstanding anything to the contrary in this Agreement, the Matched Ads implementation shall not apply with respect to any European countries in the Territory.

Implementation:

As shown in Attachment A and as described in this SO and Attachments

Branding: Publisher and Publisher’s Affiliates will display the Marks substantially as shown in the Mockups and in accordance with the Trademark License Attachment.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Compensation: For Paid Results, Yahoo! will pay Publisher the percentage of Gross Revenue as set forth below:

(a) From the Start Date through January 31, 2011:

            [*]

(b) From February 1, 2011 through the remainder of the Term:

            [*]

Send notices to: INFOSPACE SALES LLC	YAHOO! INC.
601 108th Ave. N.E., Suite 1200, Bellevue, WA 98004 Fax: 425 201 6167 Attn: General Counsel	3333 W. Empire Ave., Burbank, CA 91504 Fax: 818 524 3001 Attn: General Counsel
YAHOO! SARL ZA la Pièce No 4 Route de l’Etraz 1180 Rolle, Switzerland Fax: 44 20 7131 1775 Attn: Legal

Publisher and Yahoo! agree to this Service Order and all Attachments and Exhibits. Signed:

INFOSPACE SALES LLC		YAHOO! INC.

By:	/s/ Michael Glover	By:	/s/ Al Echamendi

Name:	Michael Glover	Name:	Al Echamendi

Title:	Vice President Business Development	Title:	Sr. Director Business Development

INFOSPACE, INC. (as guarantor under Section 22 of Attachment B)		YAHOO! SARL (“Y! Sarl”)

By:	/s/ Michael Glover	By:	/s/ Jean-Christophe Conti

Name:	Michael Glover	Name:	Jean-Christophe Conti

Title:	Vice President Business Development	Title:	VP Head of Partnerships Europe

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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EXHIBIT 1 TO SO

PUBLISHER OWNED AND OPERATED SITES

A. For markets located within the United States of America and Canada

                [*]

B. For markets located within the Territory, excluding the United States of America and Canada

                [*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT A - IMPLEMENTATION REQUIREMENTS

The following requirements apply to all Links and Results shown in the SO. Any provisions concerning Links and Results not explicitly listed in the SO do not apply to Publisher. Yahoo! Inc. is solely responsible for the Yahoo! rights, obligations and duties described under this Agreement for the markets included as part of the Territory within the Americas and Y! Sarl is solely responsible for the Yahoo! rights, obligations and duties described under this Agreement for all the markets included as part of the Territory outside of the Americas. The use of the term “Yahoo!” throughout this Agreement shall refer to Yahoo! Inc. in relation to the markets included as part of the Territory with the Americas and shall refer to Y! Sarl in relation to all markets included as part of the Territory outside of the Americas. The use of the term “Publisher” throughout this Agreement shall refer to InfoSpace Sales LLC.

A.	Requirements for all Links, Queries and Results

1.	Publisher will implement all Links and Results generally as shown in the Mockups.

2.	Publisher will display the labels and headings shown in the Mockups (or any labels, headings or notices required by law), with a nearby prominent link to a webpage that explains that certain Results are sponsored advertising.

3.	After a User submits a Query, Publisher will not intersperse or display any interstitial content to the User prior to displaying the initial results page to the User, which page may include Results as provided for hereunder. Publisher will not cache Results [*] to process, organize and present results in response to the Query with respect to which such Results were delivered. To the extent Paid Search Results are displayed by Publisher, Publisher will display such Paid Search Results [*].

4.	The Results provided by Yahoo! will not exceed [*] for the full title and description, unless otherwise agreed to by the parties. Publisher will not truncate the full titles, descriptions and URLs provided by Yahoo!. Other than as expressly allowed under the terms of this Agreement or as otherwise approved by Yahoo! in connection with the display of Results through a particular Publisher’s Offering, Publisher will not modify any part of the Results as provided by Yahoo! to Publisher. Publisher will display Results in the language provided by Yahoo!.

5.	Publisher will include certain Links within each Publisher’s Offering as set forth in the Mockups or otherwise agreed to by the parties pursuant to the Agreement. Publisher will not request Results by any means except the Links and will not place Links that send Queries to Yahoo! on any website, software application or email except for the Publisher’s Offerings. Publisher will use commercially reasonable efforts to enable all of its Users to access and use the
Links and Results and to deliver all Queries from the Links within the Publisher’s Offerings to Yahoo! every time a User enters a search into the Search Box or [*] clicks on a Hyperlink, or navigates to an Ad Page. For purposes of clarification, nothing in this Agreement is intended to or shall be interpreted as prohibiting or in any manner restricting Publisher’s right to place Search Boxes or other links on any website, software application, email or otherwise that sends queries to and receives results from other results and content providers, so long as such Search Box or other link does not send Queries to or receive Results from Yahoo! without being approved in writing hereunder as a Publisher’s Offering.

6.	Publisher will not (a) redirect an User away from the Advertiser Landing Page after the user clicks on a Result, (b) provide a version of the Advertiser Landing Page different from the page the User would access by going directly to the Advertiser Landing Page, (c) intersperse any content between Results and any Advertiser Landing Page, or (d) minimize, remove or otherwise inhibit the full and complete display of any Advertiser Landing Page.

B.	Additional Requirements for Matched Ads and/or Hyperlinks

1.	The parties will agree in writing on the pages within the Publisher’s Offerings that will display Matched Ads and/or Hyperlinks (“Ad

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Pages”), using, as the parties may agree, either (a) a list of mutually agreed keywords or (b) editorially or dynamically mapped keywords provided by Yahoo! or generated using Yahoo!’s technology. All Affiliates must be approved in writing by Yahoo! prior to implementing the keyword functionality described above. Publisher will implement and display Matched Ads and/or Hyperlinks, to the extent provided by Yahoo!, as agreed to by the parties as part of Yahoo!’s approval of such Publisher’s Offering, to all Users who navigate to the Ad Pages. Yahoo! reserves the right to require Publisher to stop using any keyword or any Matched Ads and/or Hyperlinks on or in connection with any Publisher’s Offering for any reason or no reason upon notice to Publisher. Following such notice, Publisher will promptly comply with such request.

2.	Publisher will use commercially reasonable efforts to display Matched Ads and/or Hyperlinks at the same time as it displays the other content on the Ad Page.

3.	Once a user arrives at an Ad Page, Publisher will not send Yahoo! additional Queries for Matched Ads until the User navigates to a new Ad Page or refreshes the Ad Page.

4.	In order for Yahoo! to provide dynamic mapping of Matched Ads, Publisher acknowledges that Yahoo! will crawl the content within Publisher’s Offerings and will store and use limited information from Publisher’s Offerings, solely to the extent needed for Yahoo!’s matching technology to function.

C.	Additional Requirements for Paid Search and/or Web Search during the Term

Unless otherwise agreed by Yahoo! as part of its approval of a Site or Syndicated Site, the following additional requirements for Paid Search and/or Web Search will apply during the Term:

1.	Publisher will [*], in each such case if and when such Paid Search Results are made available by Yahoo! in accordance with the terms and conditions of this Agreement.

2.	[*].

3.	[*]. “Commercial Query” means a keyword or keyword phrase that receives a DYMS score of 90 to 99. Generally, the number of keywords and phrases that receive a DYMS score of 90 to 99 represent the top 6-12% of Publisher’s top commercial keywords or phrases in terms of economic performance and represent Publisher’s top commercial keywords or phrases. In the event Publisher changes its DYMS rating scale, Publisher will adjust the score provided for hereunder so that the score will continue to represent Publisher’s top 6-12% commercial keywords and phrases. Publisher represents, warrants and covenants that its DYMS technology and any successor technology is and will be throughout the Term based on actual user behavior, uniformly applied by Publisher to determine the degree of commerciality of keywords and phrases. Publisher’s use of its DYMS technology will be non-discriminatory against Yahoo! relative to paid search listings from any other party (“Third-Party Paid Results”).

4.	[*].

5.	Publisher acknowledges and agrees that [*] are not intended to and will not be used to circumvent the intent of the parties to display Paid Search Results [*].

6.	The parties will meet at least once per quarter during the Term to discuss in good faith other optimization initiatives.

D.	[*]

1.	Yahoo! shall [*] provide Publisher with [*] access to the Results other than [*] due to [*] and [*] outside of the reasonable control of Yahoo! (to the extent such [*] affects Yahoo!’s services and the [*] of Results to all premium distribution affiliates of Yahoo!). Yahoo! shall provide [*].

2.	If Publisher does not [*] provided that, (a) Publisher enforces such [*] requirement equally with respect to all other search results, including Third-Party Paid Results, and does not discriminate against Yahoo! in the enforcement of such [*] requirement; and (b) without limitation of Section D.1 above, Publisher’s right [*] will be Publisher’s sole and exclusive remedy for Publisher’s failure to [*] specified in this Section D.2. The parties will comply with the [*] to this Agreement.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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3.	Publisher is not [*], provided that Publisher shall provide prompt written notice thereof to Yahoo! [*]. Yahoo! may, upon the receipt of such written notice and for a period of 30 days, [*].

4.	Yahoo! agrees to [*] that the Results delivered hereunder [*].

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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MOCKUPS

As approved in writing by Yahoo!.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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EXHIBIT 1 TO ATTACHMENT A

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT B – TERMS AND CONDITIONS

The parties agree to the following:

The agreement of the parties consists of the Service Order and all Attachments and Exhibits (“Agreement”).

1. License. During the Term and subject to Publisher’s compliance with this Agreement, Yahoo! grants to Publisher a limited, non-exclusive, non-assignable (except as provided in Section 25), non-transferable, non-sublicensable (except as explicitly provided for under this Agreement to Affiliates approved in accordance with the Syndication Attachment), royalty-free worldwide right and license to use and display the Links on and in the Publisher’s Offerings, send Queries from Publisher’s Offerings to Yahoo! and to use, transmit and display the Results provided by Yahoo! on and through Publisher’s Offerings, solely for purposes contemplated in this Agreement. The above license includes the limited right to use and reproduce the software code and/or URLs that allow Publisher to create Links, send Queries from Publisher’s Offerings to Yahoo! and receive, transmit and display Results.

2. Services. Yahoo! will use commercially reasonable efforts to respond to Queries by delivering Results or a response that no Results are being delivered. [*]. Publisher further acknowledges and agrees that, except as provided in this Agreement, Publisher will not be entitled to, nor seek, [*]. By way of example, and without limitation, under the Search Platform, Advertisers will have the ability to [*]. Yahoo! reserves the right (i) [*].

3. Publisher’s Offerings. This Agreement applies to the Publisher’s Offerings as defined in Section 31 below.

4. Future Offerings. Publisher will use best efforts to notify Yahoo! of any additional websites or software applications owned by Publisher for use or distribution to end-users that include (or that Publisher anticipates will include) search functionality or paid listings. The parties may amend the SO to include such additional offerings.

5. Compensation.

(a) “Gross Revenue” means the amount earned from Advertisers solely from the Paid Results shown on Publisher’s Offerings in each of the Territories. [*].

6. Payment. For each month during the Term, Yahoo! or Yahoo! Related Parties will pay Publisher in accordance with the Compensation section of the SO within forty-five (45) days after the end of the calendar month in which the relevant Results appeared on Publisher’s Offerings (“Payment Period”). All payments (a) with respect to the U.S. and Canada will be made in US dollars, (b) with respect to the United Kingdom will be made in British pounds, and (c) with respect to all other countries in the Territory will be made in Euros. If Advertisers pay in any other currency besides US dollars, Yahoo! will calculate payment using the average exchange rate as published by a nationally recognized source (e.g., Oanda). If the Territory includes countries other than the United States, Publisher acknowledges that payment will only be made after Publisher fulfills Yahoo!’s invoicing requirements. Yahoo! may offset payments by any amounts Publisher owes to Yahoo!. In the event that Yahoo! refunds amounts to Advertisers in excess of its payment to Publisher and there are no future payments to Publisher to offset against, Publisher will pay Yahoo! for such amounts within [*] days of Yahoo!’s request. Yahoo! may make payments only when Publisher’s balance exceeds US $250.00 (or until termination or expiration of this Agreement). Except as specifically set forth in this Section, Yahoo! will retain all revenues derived from or in connection with its services.

7. Reports. Yahoo! will provide Publisher with a monthly report describing in reasonable detail how the payments provided for hereunder were determined and will provide Publisher with access to preliminary daily data on the performance of the Results on Publisher’s Offerings. Such data will include estimates of each of the following metrics: [*]. All reports provided to Publisher hereunder, whether in written or electronic form, are the Confidential Information of Yahoo!; provided that any information and metrics that are specific to

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Publisher and/or Publisher’s Affiliates business and use of the Yahoo! services and Results hereunder as part of any Publisher’s Offering are confidential and proprietary information as between Publisher and Yahoo! and will be governed by the confidentiality provisions of this Agreement; provided further that, notwithstanding anything else contained herein, Yahoo! may disclose such Confidential Information to Yahoo! Related Parties, subject to their obligation to keep such information confidential.

8. Audits. [*] each year during the Term and for [*] after the Term, at the expense of the auditing party, Publisher and Yahoo! may review the other party’s records to confirm compliance with the terms of this Agreement. Notwithstanding the prior sentence, if the auditing party has a reasonable belief that the other party is not complying with the terms of this Agreement, then the auditing party shall be entitled to conduct a second audit during such one-year period and [*]. All audits under this section must be during normal business hours, must not unduly interfere with the party being audited and must be performed through a reputable, independent certified public accounting firm reasonably acceptable to the other party (the “Audited Party”). Prior to an audit, the party requesting the audit will require the auditor to sign a confidentiality agreement reasonably similar to the form of the Audited Party’s standard confidentiality agreement. All information received by either party in connection with an audit under this Section 8 shall be subject to the confidentiality obligations of this Agreement. Such audit shall occur during business hours upon at least [*] notice and shall be conducted in accordance with generally accepted auditing standards, if applicable, and the reviewer may disclose only whether or not the Audited Party is in compliance, and the degree and amount of any non-compliance, and may not disclose other information (including to the auditing party) without written consent of the Audited Party. [*].

9. Ownership. As between Yahoo! and Publisher, all right, title and interest in Links, Results, and Marks are exclusively owned by Yahoo!, its licensors and/or its Advertisers, and all right, title and interest in Publisher’s Offerings, the Publisher Content and the Publisher trademarks, including Publisher’s Search Boxes, are exclusively owned by Publisher and/or its licensors.

10. No Implied Licenses. Each party reserves any rights not expressly granted and disclaims all implied licenses, including implied licenses to trademarks and patents.

11. Responsibility for Publisher’s Offerings. Publisher and its Affiliates are solely responsible for the ownership, development, maintenance and operation of Publisher’s Offerings and the Publisher Content. [*]. Other than the placement obligations and express limitations and restrictions set forth in this Agreement, Yahoo! has [*]. Notwithstanding the foregoing, Publisher will provide at least 10 business days’ prior notification to Yahoo! of any material change in the content, design or architecture of any of Publisher’s Offerings that would materially change the target audience or materially affect the implementation or display of the Links or the Results with respect to such offering.

12. Traffic Quality. For each Query and each click on a Paid Result, Publisher will provide: (a) the User agent; (b) the full unencrypted Internet Protocol address of the User (unless such provision is in violation of applicable law, in which case the parties agree to work in good faith and use commercially reasonable efforts to provide Yahoo! with such information in a form and manner that complies with applicable law); and (c) the serve URL (in such form as mutually agreed upon by the parties). To the extent Yahoo! requests in writing that Publisher provide any additional data for use by Yahoo! in connection with ad serving and quality systems, Publisher will [*] provide such additional data; provided that, the provision of such data to Yahoo! does not violate any applicable law, rule or regulation. Publisher will provide this information along with the Internet Protocol address of its own or the Affiliate’s server, as the case may be, at the time a Query is sent to Yahoo! and when a user clicks on a Paid Result. For clarity, Publisher will not share any personally identifiable information with Yahoo! as part of sending Queries to Yahoo! hereunder (incidental transmission of personally identifiable information by a User is excluded). Additionally, Publisher will utilize the URLs and other source feed indicators designated from time to time by Yahoo!. The parties will

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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cooperate [*] to minimize automated or fraudulent traffic. Yahoo! will have no obligation to make payments (i) in instances when Publisher has failed to utilize designated source feed indicators correctly and Yahoo! cannot, using its routine business practices, accurately identify the source of associated Gross Revenue, or (ii) for any amounts generated from automated or fraudulent traffic. Yahoo! shall determine the validity of all traffic using commercially reasonable standards.

13. Confidentiality. A party receiving Confidential Information agrees (a) not to disclose any Confidential Information to any third parties, (b) not to use any Confidential Information for any purposes except to carry out its rights and responsibilities under this Agreement and (c) to keep the Confidential Information confidential using the same degree of care the receiving party uses to protect its own confidential information, as long as it uses at least reasonable care. If either party receives a subpoena or other validly issued judicial process requesting, or is required by a government agency (such as the SEC) to disclose, Confidential Information of the other party, then the receiving party shall promptly notify disclosing party (in every event prior to disclosure of confidential Information) and shall reasonably cooperate to seek confidential treatment, including the incorporation of reasonably requested proposed redactions, and to obtain an appropriate protective order to preserve the confidentiality of the Confidential Information. All obligations under this Section survive until the latter of 3 years after termination of the Agreement or until such information is in the public domain. The parties intend the foregoing to provide the maximum protection for each party’s respective trade secrets. Yahoo! acknowledges and agrees that, subject to the exclusions set forth in the definition of Confidential Information in Section 31 of this Attachment B, any information Publisher provides to Yahoo! hereunder for the purpose of obtaining or maintaining Yahoo!’s approval of an Affiliate or Syndication Site or Application, including without limitation the identity of any potential third-party affiliate or information regarding such third-party, its websites and applications, (i) is Publisher’s Confidential Information subject to the confidentiality and non-disclosure provisions of this Agreement, (ii) is provided to Yahoo! in strict confidence for the sole and limited purpose of obtaining and maintaining Yahoo!’s approval hereunder, and (iii) may not be used by Yahoo! for any other purpose, including any sales or marketing efforts.

14. Yahoo! Representations and Warranties. Yahoo! represents and warrants to Publisher that: (a) it has the right to grant the rights hereunder; (b) [*]; (c) its entry into this Agreement does not violate any agreement with any other party; and (d) [*]. If any of the representations and warranties contained in this Section 14 prove to be untrue, then (i) such event shall not be deemed a default by Yahoo! under this Agreement, and (ii) except with respect to matters related to the Confidential Information of Publisher or any of Publisher Related Parties or as otherwise expressly set forth in this Agreement, Publisher’s sole and exclusive remedy for any breach of the representations and warranties herein shall be to enforce the indemnification obligations contained in Section 16 below. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, AS BETWEEN THE PARTIES AND EXCEPT FOR YAHOO!’S INDEMNIFICATION OBLIGATIONS, YAHOO! IS NOT RESPONSIBLE OR LIABLE FOR ANY RESULTS OR OTHER CONTENT PROVIDED BY THIRD PARTIES (INCLUDING ADVERTISERS), OR FOR ANY SYNDICATED SITES THAT CAN BE LINKED TO FROM THE RESULTS OR OTHER CONTENT.

15. Publisher Representations and Warranties. Publisher represents and warrants to Yahoo! that: (a) it has full power and authority to enter into this Agreement, and to carry out all of the obligations hereunder; (b) the tax identification number set forth herein is Publisher’s correct social security or federal tax identification number; (c) Publisher owns all right, title and interest in and to, and/or has the necessary rights to operate, the Sites; and (d) that its performance under this Agreement will conform to applicable laws and government rules and regulations in the Territory. If any of the representations and warranties contained in this Section 15 prove to be untrue, then (i) such event shall not be deemed a default by Publisher under this Agreement and (ii) except with respect to matters related to the Confidential Information of Yahoo! or any Yahoo! Related Parties, or as otherwise

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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expressly set forth in this Agreement, Yahoo!’s sole and exclusive remedy for any breach of the representations and warranties herein shall be to enforce the indemnification obligations contained in Section 17 below.

16. Yahoo! Indemnification. With respect to claims or actions against one or both parties by third parties, insofar as such claim, demand or action is (a) attributable to [*] set forth in this Agreement (provided that with respect to a claim, demand or action attributable to [*] in the Territory, Publisher will bring any indemnity claim under that section, and with respect to a claim, demand or action arising from an infringement upon any other party’s [*], Publisher will bring any indemnity claim under Section 16(b) herein(i.e. Publisher will not bring an indemnification claim arising from an infringement upon any other party’s [*] or other rights of third parties in the Territory under Section 14(d) as a [*] in the Territory)), or (b) arising from the use, reproduction, distribution, transmission and delivery of the [*] as contemplated under this Agreement infringing upon any other party’s [*] or other rights of third parties in the countries in the Territory, and in either case of (a) or (b) not arising from Publisher’s negligence or willful misconduct or from Publisher’s breach of this Agreement, Yahoo! shall, at its own expense, (i) defend Publisher and Parent (and its and their directors, officers, employees, agents, representatives and assigns) against any liability, cost, loss, or expense of any kind, or settle that claim; and (ii) indemnify and hold harmless Publisher and Parent (and its and their directors, officers, employees, agents, representatives and assigns) and save it from any liability, cost, loss, or expense of any kind that are finally awarded by a court or agreed to in a written settlement. Publisher must approve any settlement of any such claim to the extent that such settlement admits liability on Publisher’s or Parent’s behalf, or imposes any restrictions on Publisher or Parent. Yahoo! may, at its option, elect to have Publisher defend and/or settle the claim on its own behalf, using counsel reasonable acceptable to Yahoo!; in that case Yahoo! shall, in addition to its obligations under (ii) above, reimburse Publisher or Parent for its actual and reasonable attorney’s fees and other costs of defending and/or settling the claim (so long as those fees and costs were approved by Yahoo! in advance). In no event will Yahoo!’s aggregate liability under this Section exceed $[*] US. In no event will Yahoo! have any obligations to Publisher or Parent under this Section with respect to infringement claims that result from or arise out of: (x) [*].

17. Publisher Indemnification. With respect to claims or actions against one or both parties by third parties, insofar as such claim, demand or action is (a) by an Affiliate against Yahoo! or a Yahoo! Related Party (or its or their directors, officers, employees, agents, representatives and assigns) for content or activities that are authorized by or related to this Agreement, and not arising from Yahoo!’s negligence or willful misconduct or Yahoo!’s breach of this Agreement; (b) attributable to a breach by Publisher of a representation and/or warranty set forth in this Agreement; (c) arising from the use, reproduction, distribution, transmission and delivery of the content on the Publisher’s Offerings (excluding the Results) and the technology used by Publisher to provide its metasearch services infringing upon any other party’s Intellectual Property or other rights of third parties in the countries in the Territory; (d) arising from or relating to any of the circumstances described in Section 16 (x), (y) or (z) above; (e) brought against Yahoo! (or its directors, officers, employees, agents, representatives and assigns) or any Yahoo! Related Party relating to or arising from a breach by Publisher or an Affiliate of Section 20 (Abuse of Services); (f) brought against Yahoo! (or its directors, officers, employees, agents, representatives and assigns), any Yahoo! Related Party or any Advertiser, arising out of or related to any of the following (each, an “Application Matter”): (I) an Application or Bundled Application; (II) the means or method provided or authorized by Publisher, Affiliates, or any of its or their distributors by which Users download, install or otherwise access or use any Application or Bundled Application; (III) the collection, transmission, publication or display of any information, including personal information, by or on behalf of Publisher, Affiliates or their distributors, or authorized by Publisher, Affiliates or any of their distributors, in connection with any Application or Bundled Application; (IV) any advertising transmitted or displayed in connection with any Application or Bundled Application (other than Yahoo! Results); or (V) Publisher’s or an Affiliate’s breach of any representation, warranty or commitment made in

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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the Software Attachment; (g) any third party claim brought against Yahoo! (or its directors, officers, employees, agents, representatives and assigns), any Yahoo! Related Party or any Advertiser, arising out of or related to a Syndicated Site or an Affiliate; (h) any third party claim brought against Yahoo!, any Yahoo! Related Party and any Advertiser, arising out of or related to Publisher’s redirection of erroneous URLs; or (i) any third party claim brought against Yahoo!, any Yahoo! Related Party and any Advertiser, arising out of or related to an [*]. Publisher shall, at its own expense, (i) defend Yahoo! (and its directors, officers, employees, agents, representatives and assigns) and, as applicable, such Yahoo! Related Party and such Advertiser, against any liability, cost, loss, or expense of any kind, or settle that claim; and (ii) indemnify and hold harmless Yahoo! and Yahoo! Related Parties (and its or their directors, officers, employees, agents, representatives and assigns) and save them from any liability, cost, loss, or expense of any kind that are finally awarded by a court or agreed to in a written settlement except to the extent any such claim, demand or action gives rise to an indemnity obligation of Yahoo! as set forth in Section 16 above. Yahoo! must approve any settlement of any such claim to the extent that such settlement admits liability on Yahoo!’s or Yahoo!’s behalf, or imposes any restrictions on Yahoo! or a Yahoo! Related Party. Publisher may, at its option, elect to have Yahoo! or the Yahoo! Related Party defend and /or settle the claim on its own behalf, using counsel reasonable acceptable to Publisher; in that case Publisher shall, in addition to its obligations under (ii) above, reimburse Yahoo! or the Yahoo! Related Party for its actual and reasonable attorney’s fees and other costs of defending and/or settling the claim (so long as those fees and costs were approved by Publisher in advance). In no event will Publisher’s aggregate liability exceed $[*]US for indemnifiable claims under [*] relating to conduct of Publisher.

18. DISCLAIMER OF WARRANTIES.

(a) WARRANTY DISCLAIMER BY PUBLISHER. OTHER THAN THE WARRANTIES SET FORTH IN THIS AGREEMENT, PUBLISHER MAKES NO OTHER WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR

OTHERWISE, REGARDING THE PUBLISHER’S OFFERINGS OR THE METASEARCH SERVICES OF PUBLISHER, AND PUBLISHER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. PUBLISHER DOES NOT WARRANT THAT THE OPERATION OF THE PUBLISHER METASEARCH SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE. FURTHERMORE, EXCEPT AS PROVIDED IN THIS AGREEMENT, PUBLISHER DOES NOT MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE PUBLISHER METASEARCH SERVICES IN TERMS OF THEIR CORRECTNESS, ACCURACY, RELIABILITY OR OTHERWISE.

(b) WARRANTY DISCLAIMER BY YAHOO!. OTHER THAN THE WARRANTIES SET FORTH IN THIS AGREEMENT, YAHOO! MAKES NO OTHER WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE YAHOO! SERVICES AND THE RESULTS, OR FOR ANY WEBSITES THAT CAN BE LINKED TO OR FROM THE RESULTS AND YAHOO! SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. YAHOO! DOES NOT WARRANT THAT THE OPERATION OF THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE. FURTHERMORE, YAHOO! DOES NOT MAKE ANY REPRESENTATIONS REGARDING THE USE OF THE SERVICES IN TERMS OF THEIR CORRECTNESS, ACCURACY, RELIABILITY OR OTHERWISE.

(c) ADDITIONAL WARRANTY DISCLAIMER. EXCEPT AS PROVIDED IN THIS AGREEMENT, NEITHER PUBLISHER NOR YAHOO!, NOR THEIR LICENSORS, MAKES ANY WARRANTY WHATSOEVER WITH REGARDS TO THE FEATURES, FUNCTIONS, PERFORMANCE QUALITY, OR OTHER CHARACTERISTICS OF THE SERVICES AND PRODUCTS EACH PARTY PROVIDES.

19. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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APPLICABLE LAW, NEITHER PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CLAIM OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY WILL BE LIABLE FOR DIRECT DAMAGES IN EXCESS OF THE GREATER OF [*].

INFOSPACE SHALL NOT BE LIABLE TO YAHOO! OR ANY OTHER PARTY FOR ANY DAMAGES ARISING FROM THIRD PARTY UNAUTHORIZED ACCESS OR USE OF THE INFOSPACE METASEARCH SERVICES, UNLESS SUCH UNAUTHORIZED USE ARISES FROM INFOSPACE’S NEGLIGENCE OR WILLFUL MISCONDUCT. YAHOO! SHALL NOT BE LIABLE TO INFOSPACE OR ANY OTHER PARTY FOR ANY DAMAGES ARISING FROM THIRD PARTY UNAUTHORIZED ACCESS OR USE OF THE YAHOO! SERVICES UNLESS SUCH UNAUTHORIZED USE ARISES FROM YAHOO!’S NEGLIGENCE OR WILLFUL MISCONDUCT.

NOTWITHSTANDING THE FOREGOING, THE ABOVE EXCLUSIONS AND LIMITATIONS OF LIABILITY WILL NOT APPLY TO [*].

20. Abuse of Services. Unless specifically allowed or otherwise approved by Yahoo! in writing under this Agreement, [*]:

      [*]

21. Suspension and Termination.

Notwithstanding anything else in this Agreement to the contrary, but without limiting any of Yahoo!’s rights under the Agreement, in the event of a breach or violation of one or more terms or conditions of this Agreement by an

Affiliate or Syndication Site without Publisher’s knowledge or consent, Publisher shall have the opportunity to [*] by immediately suspending or terminating such Affiliate’s or Syndication Site’s rights to send Queries and receive and display Results under this Agreement upon written notice to Publisher of any such breach or violation from Yahoo!.

(a) Material Breach: Except where this Agreement provides otherwise, either party may terminate this Agreement if the other party fails to cure any material breach of this Agreement within [*] days of notice thereof, or if such breach is not amenable to cure within [*] days [*], within [*] days from the date of notice. If Publisher materially breaches the Agreement [*] during the Term, Yahoo! may terminate this Agreement immediately upon notice without providing opportunity to cure. For purposes of clarification, a breach of any term or condition of this Agreement by an Affiliate or Syndicated Site shall [*] provided, however, that a failure by Publisher to comply with its obligations under this Agreement to cure any such breach or violation by either (i) immediately suspending or terminating such Affiliate’s or Syndicated Site’s rights to send Queries and receive and display Results under this Agreement upon written request by Yahoo! as part of its notice of such breach or violation, or (ii) immediately suspending or terminating such Affiliate’s or Syndicated Site’s rights to send Queries and receive and display Results under this Agreement if such Affiliate or Syndicated Site fails to cure any such violation or breach within the time period provided by Yahoo! for such cure, shall be considered a breach of this Agreement by Publisher. If an Affiliate or Syndicated Site materially breaches the Agreement [*] during the Term, Yahoo! may terminate this Agreement with respect to such Affiliate or Syndicated Site immediately upon notice without providing opportunity to cure. If Publisher fails to immediately suspend or terminate any Affiliate’s or Syndicated Site’s rights to send Queries and receive and display Results under this Agreement upon written notice to Publisher that such Affiliate or Syndicated Site is in breach or violation of this Agreement and Yahoo! desires Publisher to immediately suspend or terminate such Affiliate’s or Syndicated Site’s right to send Queries and receive and display Results, Yahoo! may terminate this Agreement

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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immediately upon notice without providing additional opportunity to cure. When Yahoo! is the non-breaching party, Yahoo! may suspend services to (y) [*], or (z) if not related to [*], to Publisher in general during the cure period if Yahoo! believes the suspension will prevent harm to Yahoo! or the Yahoo! network. When Publisher is the non-breaching party, Publisher may [*]. In addition, either party may suspend performance and/or terminate this Agreement upon [*] days prior written notice if the other party makes any assignment for the benefit of creditors or files or has filed against it any petition under bankruptcy law.

(b) Material Change: In the event of a material change (as described in Section 11 of Attachment B above) that Yahoo! does not approve, Yahoo! will [*] for its disapproval, and Publisher shall have [*]. If Publisher does not or is not able to [*], Yahoo! may suspend or terminate the provision of Yahoo!’s services and Results with respect to such Publisher Offering upon written notice to Publisher.

(c) Complaints: If Yahoo! receives multiple complaints about Publisher, an Affiliate or any Publisher’s Offering (including complaints about the traffic sent to Advertisers from any Publisher’s Offering), then, without limitation of any other termination rights provided in this Agreement and subject to the notice, cure and suspension provisions set forth above in subsection (a) of this Section 21, Yahoo! may terminate this Agreement [*]. However, Yahoo! may immediately terminate or suspend its services provided hereunder [*], if (i) any of the following factors relating to Publisher, an Affiliate or any Publisher’s Offering is also present: a threatened or initiated third party claim or proceeding against Yahoo! or a Yahoo! Related Party; a governmental action or investigation; adverse publicity or media attention; or Yahoo!’s reasonable belief that Yahoo!, a Yahoo! Related Party or any Advertiser may incur liability or (ii) if notice of termination has been provided [*] before under this subsection (c) of Section 21 with respect to such Publisher Offering.

(d) Abuse of Service Violations: If any provision of Section 20 (Abuse of Services) is violated, Yahoo! may immediately suspend services to the offending Publisher Offering or Affiliate, subject to the provisions set forth in Section 20. If Publisher or Affiliate fails to cure any such violation within [*] after Yahoo! informs Publisher of the violation or if Publisher or Affiliate fails to provide Yahoo! with reasonable assurances that there will be no further violations in response to a written request from Yahoo!, then Yahoo! may withdraw its approval and terminate this Agreement with respect to such violating Publisher Offering or Affiliate immediately upon notice without liability to Publisher or any Affiliate except for any undisputed compensation due to Publisher through the date of termination. If (i) the same provision of Section 20 is [*] with written notice of each such breach from Yahoo!, or (ii) any of the provisions of Section 20 of Attachment B is materially violated on [*] or more separate occasions with written notice of each such breach from Yahoo!, [*].

(e) Trademark License Violation: If Publisher or any Affiliate engages in any action that Yahoo! determines, [*], disparages or devalues the Marks or Yahoo!’s or its licensors’ reputation or goodwill in the Marks, Yahoo! will [*] provide Publisher with written notice of such determination and may suspend such trademark license to use the Marks in connection with Yahoo!’s services [*], immediately upon such notice.

(f) Applications: Yahoo! may terminate or suspend services with respect to an Application or all similar types of Applications immediately upon notice, in the event of any of the following:

i. The existence of a claim eligible for indemnity relating to an Application;

ii. The existence of any governmental action or investigation related to an Application and/or the distribution of the Application;

iii. Adverse publicity or media attention related to an Application;

iv. Yahoo!’s reasonable belief that an Application and/or the distribution of the Application may cause liability to Yahoo!, any Yahoo! Related Party, or any Advertisers;

v. Publisher’s distribution of Results to or via an Application that is not Certified (unless a request for Certification is pending and such Application otherwise complies with the terms and conditions of the Software Attachment) or whose Certification has lapsed.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Notwithstanding the foregoing, if Yahoo! determines, in its sole discretion, that an event described in this Section 21(f) is [*].

(g) Syndicated Sites: If Publisher or an Affiliate fails to comply with any requirements under the Syndication Attachment, Yahoo! may (i) [*] (ii) require Publisher to stop sending Queries to Yahoo! for the Affiliate [*]. In addition, if such breach is [*] of notice of breach from Yahoo!, Yahoo! may terminate the Affiliate’s approved status and/or (iii) if Publisher fails to stop sending Queries to Yahoo! for the Affiliate upon request by Yahoo! at any time [*] terminate Publisher’s syndication rights under this Agreement; provided that, if there has been a previous instance of non-compliance by the Publisher or such Affiliate, then Yahoo! may terminate Publisher’s syndication rights with respect to such Affiliate without any cure period.

In addition to the foregoing, Yahoo! may terminate, immediately upon notice without opportunity to cure, Publisher’s rights to [*] if (a) Publisher provides Links or Results to a third party that is not approved by Yahoo! as an Affiliate in accordance with this Agreement or whose approved status has been terminated previously and not subsequently renewed by Yahoo! or (b) Publisher fails to suspend or [*] the provision of Links or Results to an Affiliate who further syndicates such Links or Results without prior written approval from Yahoo!. In the event that Yahoo! terminates such right and Publisher thereafter syndicates Links or Results to any additional third party, Yahoo! may terminate Publisher’s right to syndicate to all [*], without opportunity to cure.

Notwithstanding anything to the contrary in this Agreement, (A) Yahoo! and Publisher may mutually agree in writing to designate an Affiliate or Syndicated Site that has been approved in writing by Yahoo! as an “Identified Affiliate” or “Identified Syndicated Site” and (B) Yahoo! may designate an Affiliate or Syndicated Site as an “Identified Affiliate” or “Identified Syndicated Site” at the time of Yahoo!’s approval under to Section 3 of Attachment E. Yahoo! [*].

For clarity, nothing in this Section 21(g) (including, but not limited to, whether or not an Affiliate or Syndicated Site has been identified as an “Identified Affiliate” or “Identified Syndicated Site”) shall limit Yahoo!’s right to suspend the provision of Results to an Affiliate and/or Syndicated Site that is not in compliance with the terms of the Agreement. In the event that Yahoo! elects to suspend the provision of Results to any non-compliant Affiliate and/or Syndicated Site, Yahoo! agrees to [*] and to cooperate with Publisher in accordance with subsection (k) of this Section 21.

(h) [*] Right: If Publisher fails to comply with any requirements under the [*] Attachment, Yahoo! may (i) suspend provision of Results with respect to the applicable [*] Implementation; (ii) require Publisher to stop sending Queries to Yahoo! from the applicable [*] Implementation(s) until the subject [*] Implementation(s) becomes compliant; (iii) suspend provision of some or all Results to the applicable [*] Implementation(s) until the subject [*] Implementation(s) becomes compliant; (iv) suspend Publisher’s [*] Right; or (v) terminate Publisher’s [*] Right, [*].

(i) Traffic Quality Shortfall: If the traffic quality score for any Publisher’s Offering for any calendar month is less than [*]% on the Traffic Quality Scale (where, for example, a 5 on a scale of 1-10 is 50%), Yahoo! may notify Publisher of such traffic quality score and, in such event, will provide Publisher with such information as reasonably requested by Publisher to determine the nature and scope of the traffic quality score shortfall. Upon receiving such notice, Publisher will [*] If Publisher [*] fails to [*], Yahoo! may suspend the provision of its services and Paid Results to such Publisher Offering upon written notice to Publisher. Publisher acknowledges that Yahoo! may modify the method it uses to measure traffic quality from time to time in its sole discretion; provided that, such method is applied consistently to all Yahoo! search marketing publishers.

(j) [*]: In addition to the foregoing, Yahoo! may require Publisher to suspend services to an Affiliate or Syndicated Site in the event of [*]. In such event, the parties will work together to (i) identify the cause, (ii) determine whether such cause may violate any requirement hereunder and (iii) identify and implement a remedy.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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(k) Cooperation. In any event giving rise to the suspension or termination rights of Yahoo! in this Section 21, Yahoo! will provide reasonable cooperation to Publisher to assist Publisher with (i) identifying the cause, and (ii) identifying and implementing a remedy.

(l) Change of Control: Yahoo! may terminate this Agreement immediately without liability upon the existence of a Change of Control by Publisher or Parent; provided that, Yahoo! must exercise such right of termination within [*] of receiving notice of such Change of Control or Yahoo!’s right of termination shall expire. “Change of Control” means (i) a merger, consolidation or other reorganization to which Publisher or Parent is a party, if the individuals and entities who were stockholders (or partners or members or others that hold an ownership interest) of Publisher or Parent immediately prior to the effective date of the transaction have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than fifty percent (50%) (or 80% if such transaction involves a Named Company) of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (ii) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of then issued and outstanding securities (or other ownership interests) of Publisher or Parent in a single transaction or a series of transactions representing in the aggregate fifty percent (50%) or more (or 20% or more if such transaction or series of transactions involves a Named Company) of the total combined voting power of Publisher or Parent, or (iii) a sale of all or substantially all of Publisher’s or Parent’s assets. “Named Company” means Google, Miva, Inc., America Online, Microsoft Corporation, InterActiveCorp, or any of their subsidiaries or affiliates.

(m) In addition to the rights set forth elsewhere in this Agreement, Yahoo! may terminate this Agreement with respect the Australian market located within the Territory upon seven (7) days’ prior written notice for any reason or no reason, provided that, Yahoo! may exercise such termination right upon 24 hours’ prior written notice for reasons related to fraudulent, suspicious or lower quality traffic with respect to the Australian market.

22. Parent Guaranty.

Parent hereby unconditionally guarantees to Yahoo!, as and for its own debt, until final and indefeasible payment thereof has been made, the punctual and faithful performance, keeping, observance, and fulfillment by Publisher of all of the agreements, conditions, covenants, and obligations of Publisher contained in the Agreement. In the event that Publisher fails to perform, keep, observe, or fulfill any obligation in the manner provided in the Agreement (following any applicable cure periods), Parent immediately shall cure or remedy each of such obligations to be performed, kept, observed, or fulfilled.

Publisher consents and agrees that, without notice to or by Parent and without affecting or impairing the obligations of Publisher hereunder, Yahoo! may, by action or inaction: (a) compromise, settle, extend the duration or the time for the relevant cure period of, or discharge the performance of, or may refuse to or otherwise not enforce the Agreement; or (b) amend or modify in any manner and at any time (or from time to time) any portion of the Agreement with Publisher directly with Parent. No action or proceeding by Parent under any document or instrument evidencing the guaranteed obligations shall serve to diminish the liability of Parent under this section except to the extent that Yahoo! finally and unconditionally shall have realized payment by such action or proceeding.

Parent represents and warrants to Yahoo! that Publisher has the requisite authority to provide the representations and warranties as set forth in Section 15 above. Parent hereby covenants that Parent will continue to keep Yahoo! informed and will provide prior written notice of Publisher’s inability to perform under the Agreement and of all other circumstances which bear upon the risk of nonperformance of the guaranteed obligations.

23. Notice. Notice will become effective when delivered: (a) by courier to the address in the SO (established by written verification of personal, certified or registered delivery by courier or postal service); or (b) by fax to the fax number in the SO (established by a transmission report and followed by a copy sent by courier or

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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certified or registered mail). All notices to Yahoo! Sarl must include a copy to 4th Floor, 125 Shaftesbury Avenue, London, WC2H 8AD, Fax: 44 (0) 207 131-1775, Attn: Legal. The parties will notify each other of updated addresses and/or fax numbers.

24. PR. No party will issue a press release or other written public statement regarding this Agreement without the other party’s written approval, except that either party may communicate the general nature of this Agreement to current and potential customers (and, in the case of Yahoo!, Advertisers) and Yahoo! may list Publisher as a Yahoo! publisher. No cure period shall apply to a breach of this Section.

25. Assignment. Yahoo! may assign all or part of this Agreement to a Yahoo! Related Party. [*]. Other than as above, neither party may assign any rights or duties under this Agreement without the other party’s written consent, not to be unreasonably withheld. Any assignment without such party’s consent will be void.

26. Agreement. Executed counterparts will each be deemed originals. The parties can rely on fax copies of the signed Agreement as if they are originals. Only a written instrument executed by the party expressly waiving compliance may waive any terms of this Agreement. This is the entire agreement between the parties on this subject and it supersedes any other agreements on this subject. Amendments must be in writing and signed by an officer of each party. If any part of this Agreement is invalid, the remainder shall remain in force and the invalid portion will be replaced with a valid provision coming closest to the parties’ intent and having like economic effect. Each party will use commercially reasonable efforts to give the other party 20 days written notice of its intent to file this Agreement with the SEC or other regulatory agency and to consult with the other party for the purpose of incorporating reasonable proposed redactions.

27. Law and Venue. This Agreement will be governed by California law, without regard for its conflict of law principles. Each party hereby consents to personal jurisdiction and exclusive venue in the federal and state courts located in Santa Clara County, California.

28. Expiration/Termination. When this Agreement expires or is terminated: all rights and licenses will terminate immediately and Publisher will immediately cease using the Links, Results and Marks; Sections 6 (solely to the extent required to reconcile and pay any amounts owed to either party as of the termination or expiration date), 7, 8, 9, 10, 13-19, 22, 23, 26, 27, 28, 29, 30 and 31 of this Attachment B; and Sections 4 and 6 of the Trademark Attachment will survive; and Yahoo! will promptly pay Publisher any undisputed amounts owed under this

Agreement, and Publisher will promptly refund to Yahoo! any unearned portion of any payments made.

29. Force Majeure. A party will not be liable for failing to perform because of strikes, riots, natural disasters, Internet outages, terrorism, acts of god or government action.

30. Independent Contractors. The parties are independent contractors, not agents, partners, employees or joint venturers.

31. Definitions.

Above the Fold or ATF: means persistently visible on the first computer screen shown when visiting a web page without refreshing, resizing, or closing such page or sending it to the background, and without a need by the user to scroll down, right or left to view the content, at a screen resolution of 1024 x 768.

Ad Code: the JavaScript or other code that initiates a Query when a User goes to an Ad Page.

Advertiser: any entity providing advertising content to paid marketplace databases for display as Paid Results.

Advertiser Landing Page: the landing page of the Advertiser associated with a Paid Result.

Agreement: see preamble in Attachment B.

Compliance: [*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Confidential Information: any information disclosed by either party to the other party during the Term (and any renewals terms), either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as “Confidential,” “Proprietary” or some similar designation. All of the terms of this Agreement shall be deemed “Confidential.” Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure and confirmed in writing as being Confidential Information within 20 business days after the initial disclosure, or such that under all of the circumstances surrounding disclosure a reasonable person would consider such information the confidential and/or proprietary information of the disclosing party, whether disclosed orally or in writing. Confidential Information includes non-public information Publisher provides to Yahoo! hereunder for the purpose of obtaining Yahoo!’s approval of an Affiliate, Syndicated Site or Application, including without limitation the identity of any potential third party affiliate or non-public information regarding such third party, website or Application. Confidential Information will not, however, include any information which (a) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (b) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (c) is already in the possession of the receiving party at the time of disclosure by the disclosing party; (d) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; or (e) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information.

Gross Revenue: see Section 5(a) of Attachment B.

Hyperlinks: words that are displayed in the form of hyperlinks, that generate a Query when clicked on or used by a user.

Hyperlink Results: the content of Advertisers served from paid marketplace databases in the Territories in response to a Query generated by a Hyperlink, provided for display as sponsored listings. Hyperlink Results do not include Web Search Results.

Links: any code or technology provided or licensed to Publisher by Yahoo! to enable the transmission of a Query from a Search Box, Address Bar, Hyperlink or [*] to Publisher and Ad Code, to the extent included in the SO.

Image Search Results: the responses served from Image search databases ranked by an algorithm designed to determine relevance.

Local Search Implementation: means an implementation, whether as a separate product or service, integrated into a product or service or as a User-selectable feature or option that is part of a product or service, whereby geographic (e.g., city or zip code specific) local search results, such as directory results or other results generated from a database or databases of local-specific content, are displayed to a User.

Marks: any Yahoo! trademark shown in the Mockups.

Matched Ads: the content of Advertisers served from paid marketplace databases in the Territories in response to a Query generated from the Ad Code.

Mockups: the mockups of Publisher’s Offerings that are attached to this Agreement or that are approved in writing by Yahoo! (email sufficing) pursuant to the terms and conditions of this Agreement.

News Search Results: the responses served from Yahoo Inc.’s News search databases ranked by an algorithm designed to determine relevance.

Paid Results: Paid Search Results, Hyperlink Results, [*] and/or Matched Ads. Paid Results do not include Web Search Results, Image Search Results, Video Search Results, or News Search Results.

Paid Search Results: the content of Advertisers served from paid marketplace databases in the Territories in response to a Query generated through a Search Box, provided for display as sponsored listings. Paid

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Search Results do not include Web Search Results, Image Search Results, Video Search Results, or News Search Results.

Parent: InfoSpace, Inc.

Payment Period: see Section 6 of Attachment B.

Publisher Content: all content residing on Publisher’s Offerings, including third party content, but excluding the Links, Results, Marks and any other content or materials provided by Yahoo!.

Publisher Related Party: Publisher, Parent or their subsidiaries and affiliates where such entities either control, are controlled by or are under common control with Publisher or its Parent. In the event of an assignment of all or part of this Agreement to a Publisher Related Party, the term “Publisher” used in this Agreement shall be deemed to refer exclusively to the Publisher Related Party, to the extent of the assignment (as to both the Publisher Related Party’s responsibilities and rights); provided that no assignment will limit the scope of Parent’s guaranty in Section 22 of Attachment B above.

Publisher’s Offerings: all Sites, Syndicated Sites, and Applications identified in the SO and any Attachment or Exhibit, or otherwise approved by Yahoo! pursuant to the terms and conditions of this Agreement, including the top-level domains, successor sites and such webpages within those top-level domains for each offering as mutually agreed upon by the parties.

Query: a search query initiated from the Search Box, a Hyperlink or an [*], or a request for Matched Ads initiated by the Ad Code on an Ad Page.

Results: Paid Search Results, Web Search Results, Hyperlink Results, Matched Ads, Image Search Results, News Search Results, Error Results and/or Video Search Results, to the extent included in this Agreement and as appropriate to the context.

Search Box: a graphical area in which a user can enter a Query.

SO: the Service Order.

Term: the period between the Start Date and the End Date, plus any renewal periods, unless terminated earlier as provided in this Agreement.

Territory: [*]. The aforementioned countries or regions may be updated by Yahoo! from time to time during the Term.

Third-Party Paid Results: paid search listings provided by any party other than Yahoo! or a Yahoo! Related Party that Publisher displays on Publisher’s Offerings.

Traffic Quality Scale: the scale used by Yahoo! to measure traffic quality in a manner consistent among all Yahoo! search marketing publishers.

User: an end user of a Publisher’s Offering.

Video Search Results: the responses served from Video search databases ranked by an algorithm designed to determine relevance.

Web Search Results: the responses served from Web search databases, ranked by an algorithm designed to determine relevance.

Yahoo! Related Party: Yahoo! or Yahoo! subsidiaries and affiliates where such entities either control, are controlled by or are under common control with Yahoo!. In the event of an assignment of all or part of this Agreement to a Yahoo! Related Party, the term “Yahoo!” used in this Agreement shall be deemed to refer exclusively to the Yahoo! Related Party, to the extent of the assignment (as to both the Yahoo! Related Party’s responsibilities and rights).

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT C—TRADEMARK LICENSE ATTACHMENT

1.	License to Marks. During the Term and subject to Publisher’s compliance with this Agreement, Yahoo! grants to Publisher a limited, non-exclusive, non-assignable, non-transferable, non-sublicensable (unless explicitly provided for under this Agreement), royalty-free license to display any Marks shown in the Mockups, solely for purposes contemplated in this Agreement.

2.	Conditions of License. Publisher may display the Marks solely as described in this Agreement. Publisher may not alter any of the Marks.

3.	No Assertions as to Marks. Publisher will not (a) assert any trademark or other intellectual property or proprietary right in the Marks or in any element, derivation, adaptation, variation or name thereof; (b) contest the validity of any of the Marks; (c) contest Yahoo!’s or its licensors’ ownership of any of the Marks; or (d) in any jurisdiction, adopt, use, register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any Marks, or any word, symbol or device, or any combination confusingly similar to, or which includes, any of the Marks.

4.	Goodwill in Marks. As between Yahoo! and Publisher, any goodwill resulting from Publisher’s use of any Marks will inure to the benefit of Yahoo! and/or its licensors and will automatically vest in Yahoo! and/or its licensors upon use by Publisher. Publisher will not engage in any action that may dilute, diminish, or otherwise damage Yahoo!’s or its licensors’ rights and goodwill in the Marks.

5.	Trademark Guidelines. To the extent consistent with the Mockups, Publisher will abide by the attached Yahoo! Mark Usage Guidelines. If Yahoo! provides any updated guidelines during the Term, Publisher will comply with the updated guidelines to the extent consistent with the Mockups within a reasonable period of time; [*]. Updates to the guidelines will generally address graphical and technical aspects of the Marks (such as color).
6.	Ownership of Marks. As between Yahoo! and Publisher, all right, title and interest in the Marks are exclusively owned by Yahoo!, its licensors and/or its Advertisers. Yahoo! grants no rights to the Marks except for the limited license granted above. Yahoo! reserves any rights not expressly granted and disclaims all implied licenses.

7.	Misc. If there is any conflict between this Trademark License Attachment and any other provision of the Agreement, the terms of this Trademark License Attachment will govern as to Publisher’s use of the Marks.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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YAHOO! MARK USAGE GUIDELINES

1. Publisher may use the Marks solely for the purpose authorized by Yahoo! herein and only in compliance with the specifications, directions, information and standards supplied by Yahoo! and modified by Yahoo! from time to time in accordance with the Agreement.

2. Publisher agrees to comply with any reasonable requirements established by Yahoo! concerning the style, design, display and use of the Marks; to correctly use the trademark symbol™ or registration symbol® with every use of the trademarks, service marks and/or tradenames as part of Yahoo!’s Marks as instructed by Yahoo!; and to use the registration symbol® upon receiving notice from Yahoo! of registration of any trademarks, service marks and/or tradenames that are part of the Marks.

3. Publisher may not alter the Marks in any manner, or use the Marks in any manner that may dilute, diminish, or otherwise materially damage Yahoo!’s rights and goodwill in any Yahoo! Mark.

4. Publisher may not use the Marks in any manner that implies sponsorship or endorsement by Yahoo! of services and products other than those provided by Yahoo!.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT D—SOFTWARE ATTACHMENT

1.	Definitions.

a.	“Application” means a software application of Publisher or any software application of an Affiliate (approved in accordance with the requirements contained in the Syndication Attachment).

b.	“Bundled Application” means any software application other than an Application that is distributed as part of a bundled download or installation with any Application, where the term “bundled” means that the User may not separately download or install the Application without also downloading or installing the Bundled Application.

c.	“Certification Program” means the TRUSTe Trusted Download Program, or such other program used to verify that software applications distributed by Yahoo! partners meet certain guidelines.

d.	“Certification Provider” means TRUSTe or such other provider of the Certification Program, whether Yahoo!, Yahoo! or a designated third party.

e.	“Certified/Certification” means the status of meeting the criteria of the Certification Program and of having an up-to-date certification from the Certification Provider.

2.	Links and Results. Publisher may include the following Links and Results in or through Applications:

☑ Search Box: Paid Search Results

☑ Search Box: Web Search Results

☑ Ad Code: Matched Ads

Each Certified Application will conform substantially to the Mock-ups for such Application.

3.	Software Guidelines. Publisher will comply with the Yahoo! Downloadable Software Guidelines attached hereto as Exhibit 2, as may be updated from time to time in Yahoo!’s sole discretion (“Software Guidelines”). Any material non-compliance with the Software Guidelines shall constitute a material breach of this Agreement.
4.	Representations and Warranties. Publisher represents and warrants that at all times during the Term it shall [*] ensure that all Applications and the distribution of all Applications will comply with all applicable laws, rules and regulations and such general guidelines as Yahoo! may require.

5.	Notification. Each party will promptly inform the other party of any third party claim or governmental action or investigation of which the party becomes aware that is related to an Application or the distribution of an Application.

6.	Misc. In the event of a conflict between the terms of this Software Attachment and any other provision of the Agreement, the terms of this Software Attachment will govern as to Applications. In the event that any applicable law or regulation contains more stringent requirements than this Software Attachment, the more stringent requirements will apply.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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SOFTWARE MOCKUPS

Dogpile Toolbar

Approved Toolbar Mockup

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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EXHIBIT 1 TO SOFTWARE ATTACHMENT

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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EXHIBIT 2 TO SOFTWARE ATTACHMENT

    Yahoo! Downloadable Software Guidelines

    Guidelines for Downloadable Applications

    Purpose of this document: These guidelines are designed for Yahoo! publishers who offer downloadable Applications, such as     toolbars, that provide users with access, directly or indirectly, to Yahoo! Paid Results.

    I. General Requirements

1.	All downloadable Applications, Syndication Affiliates, and Bundled Applications must be approved in advance by Yahoo!.

2.	It is the publisher’s obligation to ensure that Syndication Affiliates abide by these guidelines.

3.	If Yahoo! uncovers suspected non-compliance with these guidelines, an Application will be subject to enforcement procedures.

4.	Yahoo! may require, in its sole discretion, that a new Application receive Certification through a third party certification program approved by Yahoo!.

    II. User Consent

1.	User consent must always be obtained prior to the initial download and installation. Installations without user consent are prohibited.

2.	User consent to download and install must be obtained for each Application.

3.	All user notices must be in plain language and prominently displayed.

    III. Notices and Disclaimers

1.	The publisher must provide a primary notice to the user that clearly discloses specific behaviors such as:

a.	Redirecting the user’s Internet searches;

b.	Adding a toolbar to the user’s web browser or modifying the functionality of the browser or desktop;

c.	Changing the user’s home page, default search provider, or error page handling, or otherwise modifying browser settings;

d.	Changing the user’s default provider, web proxy, security or Internet settings; or

e.	Causing known material adverse effects on system performance for typical users.

2.	The publisher must provide an end user license agreement and privacy statement that:

a.	Is conspicuous and ensures that users understand what they are downloading; and

b.	Explains functionalities that impact the user experience.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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    IV. Uninstalling Applications

1.	Instructions for uninstalling must be easy for the user to find and understand.

2.	Methods for uninstalling must be available in places where users are accustomed to finding them, such as the Add/Remove Programs feature in the Windows Control Panel, and the name of the Application should be the same as the one listed during the download/installation and on the Application itself.

3.	Uninstalling the Application must remove all files associated with the particular Application being uninstalled, and cannot be contingent on a user’s providing personally identifiable information, unless that information is required for account verification.

    V. Unacceptable Activities

Publishers and their Syndication Affiliates may not do any of the following:

1.	Take control of a user’s computer maliciously by:

a.	Sending unsolicited computer information or material to others;

b.	Accessing, hijacking or otherwise using the computer’s modem or Internet connection or service, and thereby causing damage to, the computer or causing the owner or authorized user, or a third party defrauded by such conduct, to incur charges or other costs that are not authorized by the owner or user;

c.	Using the computer as part of an activity performed by a group of computers that causes damage to another computer;

d.	Delivering advertisements that cannot be closed without turning off the computer or closing all other sessions of the Internet browser; or

e.	Using hacking software in order to gain administrative-level access to a computer and use it in an unauthorized manner.

2.	Modify the security or other settings that protect user privacy or otherwise cause damage to the normal operation of the computer.

3.	Collect personally identifiable information through the use of a keystroke logging function (e.g., storing username and password).

4.	Induce the user to provide personally identifiable information by intentionally misrepresenting the identity of the person seeking the information.

5.	Misrepresent the nature or purpose of the download.

6.	Prevent reasonable efforts to block the download, installation or execution of the Application.

7.	Remove, disable, or render inoperative a security, anti-spyware or anti-virus technology installed on the computer.

8.	Install or execute the downloadable Application on the computer with the intent of causing a person to use the downloadable Application in a way that violates any other provision of this section.

9.	Allow any downloadable Application to be bundled with material violating the above policies.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT E—SYNDICATION ATTACHMENT

1.	Definitions.

(a) “Affiliate” means a third party approved by Yahoo! under the terms and conditions of this Agreement: (i) to or for whom Publisher sublicenses, distributes or provides access to Links and Results, or desires to do any of the foregoing, (ii) on whose behalf Publisher hosts or display Links and/or Results, or (iii) with whom Publisher shares the Paid Results payments that Publisher receives from Yahoo! under this Agreement.

(b) “Syndicated Site” means an Affiliate website or Application that Yahoo! approves pursuant to Exhibit 1. Additional or successor sites owned or operated by Affiliates must each be individually approved for sublicensing pursuant to Exhibit 1 to the Syndication Attachment.

2. Links and Results. If set forth in the SO), Publisher may sublicense the following Links and Results to Syndicated Sites (except with respect to [*]:

[*]

3. Approval; Monitoring Process.

(a) Publisher must obtain Yahoo!’s written approval of each Affiliate and each Syndicated Site pursuant to Exhibit 1. Publisher will not sublicense, display, host or otherwise provide Links or Results to or for any Affiliate or any Syndicated Site that has not been approved by Yahoo! in writing or for which Yahoo! has terminated its approval. Publisher may request approval of new Affiliates and Syndicated Sites by following the procedures set forth in Exhibit 1 to this Syndication Attachment, which procedures may be subject to change upon mutual agreement of the parties. Publisher and Yahoo! will work together to establish and comply with a syndication monitoring process, which process may be subject to change upon mutual agreement of the parties.

(b) Yahoo! may accept or reject any proposed Affiliate and any proposed Syndicated Site for any reason in its sole and absolute discretion [*].

(c) Affiliates and Syndicated Sites approved as of the Start Date are listed in Exhibit 2 to this Syndication Attachment.

4. Required Terms. Publisher’s written agreement with each Affiliate will include the Affiliate’s explicit agreement that [*].

5. Publisher’s Additional Obligations.

(a) Unless Yahoo! consents in writing, Publisher will not permit Affiliates to [*]. If Yahoo! agrees to allow an Affiliate to [*], Publisher will require the Affiliate to meet all of Publisher’s obligations under this Agreement pertaining to [*] and such other guidelines as Yahoo! may require.

(b) Publisher will ensure that neither Links nor Results are provided to any third party other than an Affiliate that owns a Syndicated Site or Application, and are not sublicensed or distributed beyond the Syndicated Site or Application without Yahoo!’s prior written approval in each instance. [*].

(c) Publisher will [*] ensure that the Affiliate complies with the provisions of its agreement with the Affiliate and with this Agreement. For clarity, the parties agree that all of Yahoo!’s rights and Publisher’s obligations under this Agreement apply to Syndicated Sites. Notwithstanding anything to the contrary in this Agreement, Publisher may sublicense Links and Results with respect to Error Implementation to Paxfire, Inc. through Affiliates and Syndicated Sites, subject to Yahoo!’s written approval.

(d) Publisher will maintain the technical ability to immediately suspend its provision of Links and Results for individual Affiliates and individual Syndicated Sites.

(e) Publisher will provide Yahoo! with a list of Internet Protocol addresses of its own servers and Affiliates’ servers used to send Queries to Yahoo! (“Recognized Servers”) and promptly notify Yahoo! in writing of any changes or additions to such list. Yahoo! will have no obligation to make payment to Publisher with respect to Queries from servers that are not Recognized Servers.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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(f) Publisher will notify Yahoo! of any Affiliate’s failure to comply with any of these requirements in accordance with the external monitoring provisions attached hereto.

(g) Upon Yahoo!’s request, Publisher will provide Yahoo! with a list of all Affiliates and Syndicated Sites. [*].

6. Exclusion of Revenue. Yahoo! reserves the right to exclude from Gross Revenue, and Yahoo!’s calculation of any amounts owed to Publisher, any Gross Revenue generated from [*].

7. No Restrictions. Subject to and except for each party’s confidentiality obligations under Section 13 of Attachment B, nothing in this Agreement will prevent either party or the Yahoo! Related Parties or Publisher Related Parties from marketing or providing any product or service directly to any third party, including any prospective or approved Affiliate.

8. Misc. In the event of a conflict between the terms of this Syndication Attachment and any other provision of the Agreement, the terms of this Syndication Attachment will govern as to sublicensing of Links and Results.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

EXECUTION COPY	YAHOO! PUBLISHER NETWORK CONTRACT #1-23975446

EXHIBIT 1 TO SYNDICATION ATTACHMENT

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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3. Syndicated Partner Approval Form

Syndication Partner Approval Form

Company hereby submits the implementation as expressly described and set forth below (the “Company Implementation”) for review and approval by InfoSpace pursuant to and in accordance with that certain Content and Services Agreement between the parties (the “Agreement”). Company shall not access, distribute or otherwise use any of the Content and Services in connection with the Company Implementation unless and until Company receives InfoSpace’s written notice of approval, or through any other website, downloadable application or otherwise (including without limitation various co-branded implementations or modifications of the approved implementation) without InfoSpace’s prior review and written approval in accordance with the Agreement.

[*]

By submitting this SPAF to InfoSpace, Company represents and warrants that the information set forth above and in the Company and Implementation Information Sheet below is true and correct and that the Company Implementation as described herein is the sole manner in which Company will access and use the Content and Services.

Signed and submitted as of the     day of             , 20XX by:

Signature of Authorized Company Representative

Name and Title of Authorized Company Representative

Approved:
Legal	☐ Yes
VP - Business Development	☐ Yes
Executive VP	☐ Yes
Compliance Manager	☐ Yes

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Company and Implementation Information Sheet
A. BUSINESS INFORMATION	Date:

Corporate Information	Company Name: Company Address: State of Incorporation: Date Incorporated: List of Officers: Corporate URL:

Previous Corporate Names / Holding Companies, Related or Affiliated Entities	Corporate Parent (if any): Related or Affiliated Companies (if any, specify relationship to the Company):

Company Contact Information	Contact Name: Contact Title: Contact Address: Contact Phone:
B. [*]

[*]	[*]
C. [*]

[*]	[*]

Search History

Do you currently have any relationship with, or have you ever or do you currently receive feeds or display search results from any of the following:

Google: ☐ Yahoo!: ☐ Yahoo!: ☐ FindWhat: ☐ Ask: ☐ LookSmart: ☐ Enhance Interactive: ☐ (check all that apply)

Have you ever been terminated by Yahoo!, Yahoo!, Google or any other pay for performance program? NO ☐ YES ☐ (if yes, please explain below)

Litigation and Investigations

Have you been or are you currently a plaintiff or defendant in any litigation, arbitration or mediation relating to the provision, distribution or display of search results or downloadable applications or that does or could have adverse effects on your ability to fulfill your obligations under your agreement with InfoSpace? NO ☐ YES ☐ (If yes, provide tribunal name, case number and a short summary of the matter and outcome or status)

Have you been or are you currently the subject of any formal or informal governmental actions or investigations, including but not limited to actions and investigations by regulatory and law enforcement agencies?

NO ☐ YES ☐ (If yes, to the extent not prohibited by a binding court or governmental order, provide name of investigating body and describe the topic of the investigation and outcome or status)

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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[*]

By submitting this SPAF Addendum to InfoSpace, Company represents and warrants to InfoSpace that the information included in this SPAF Addendum is true and correct and that the Company Implementation as described above is the sole manner in which Company will access and use the Content and Services.

Signed and submitted as of the             day of             , 2007 by:

_____________________________________________

Signature of Authorized Company Representative

_____________________________________________

Name and Title of Authorized Company Representative

Approved:
VP – Business Development	☐Yes
Executive VP	☐Yes
Compliance Manager / Legal	☐Yes

NOTE: For minor operational changes that do not require separate approval from third party content providers, internal approval from one of the following is sufficient:

Approved (Minor Operational Changes):
Executive VP (or Mike Glover)	☐Yes
Compliance Manager / Legal	☐Yes

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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EXHIBIT 2 TO SYNDICATION ATTACHMENT

APPROVED AFFILIATES AND APPROVED SYNDICATED SITES

(as of the Start Date)

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT F—ERROR IMPLEMENTATION ATTACHMENT

A.	Definitions.

(1)	Address Bar: the field normally referred to as the address bar of an Internet browser, through which a User can enter URLs or Keywords, and from which Publisher may capture such erroneous or incomplete URLs and Keywords when entered by a User using the Error Redirection Services.

(2)	Error Categories: the categories that may be relevant to the User’s Error Query, as determined by Yahoo!’s mapping technology, and that are served as Hyperlinks from Yahoo!’s databases in response to Error Queries sent by Publisher to Yahoo! from a Search Box on a Landing Page, an Address Bar or an Erroneous Hypertext Links, which Hyperlink categories are provided for display on Error Landing Pages.

(3)	Error Landing Pages: the webpages, hosted by Publisher or an Affiliate, displayed by Publisher in response to an Error Query that display (a) a Search Box, Suggestion Links and Related Terms, and (b) at Publisher’s discretion or as otherwise mutually agreed upon by the parties, Error Categories, Error Results and Web Search Results, as shown in the Mockups.

(4)	Error Results: the content of Advertisers served as Paid Results from paid marketplace databases in the Territories in response to Error Queries sent by Publisher to Yahoo! from a Search Box on a Landing Page, an Address Bar or an Erroneous Hypertext Link, which responses are provided for display as Paid Results on Landing Pages above any Web Search Results. Error Results do not include Web Search Results.

(5)	Error Redirection Services: error redirection services that identify and redirect Error Queries on website sites at the network level.

(6)	Error Queries: a Query that is sent by Publisher to Yahoo! when a User enters an erroneous or incomplete URL in an Address Bar, clicks on an Erroneous Hypertext Link or enters a Keyword into an Address Bar.
(7)	Erroneous Hypertext Links: Hypertext links that consist of erroneous or incomplete URLs.

(8)	Keyword(s): for the purpose of this Error Implementation Attachment, the term “Keyword(s)” means a term or terms that do not contain a period, back slash, colon, http, www, ww, wwww, any top level domain (eg. .com, .net) or any common misspellings of top level domains.

(9)	Landing Pages: Error Landing Pages and Web Search Results Pages.

(10)	Related Terms: the Keyword search terms that may be relevant to an Error Query, as determined and served by Yahoo!, for display as Hyperlinks on Landing Pages.

(11)	Suggestion Links: the suggested or corrected URLs, domains or Keywords that may be relevant to an Error Query as determined and served by Yahoo! for display as Hyperlinks above all Results, Error Categories and Related Terms on Error Landing Pages.

(12)	Web Search Error Results Page: the web pages hosted by Publisher or an Affiliate that display (a) a Search Box and Paid Search Results and (b) at Publisher’s discretion or as otherwise mutually agreed upon by the parties, Related Terms and Web Search Results, as shown in the Mockups.

B.	Implementation.

(1)	Upon a User typing an entry into the Address Bar that results in an Error Query as identified by the Error Redirection Services, Publisher will send such Error Query to Yahoo! and directly transfer the User to an Error Landing Page. Notwithstanding anything to the contrary in this Agreement, with respect to Error Landing Pages, Publisher will not display or link to any content (including without limitation Third Party Paid Results) other than the elements set forth in Section A(3) of this Error Attachment, [*].

(2)	Upon a User typing a Keyword or Keywords into a Search Box on an Error Landing Page

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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or clicking on a Suggestion Link that is a Keyword, a Related Term or an Error Category, Publisher will send such Query to Yahoo!. Yahoo! will respond to such Query with Error Results, and Publisher will directly transfer the User to a Web Search Error Results Page. Publisher may implement and display Web Search Results on Web Search Error Results Pages below any Error Results. Publisher will not display or link to any content (including without limitation Third Party Paid Results) other than the elements set forth in Section A(12) of this Error Attachment, on any Web Search Error Results Page without Yahoo!’s prior written consent.

(3)	Publisher will (a) provide a simple method for Users to opt out of having their Error Queries being redirected to Yahoo!, such as through a link on the Landing Pages or a software setting change, and (b) preserve such User opt-out preferences from session to session.

(4)	[*].

(5)	[*].

C.	Representations, Warranties and Covenants. Publisher represents and warrants that, with respect to any Error Implementation, the applicable Affiliate has granted Publisher the right to redirect and send Error Queries from the applicable Affiliate’s Syndicated Site to Yahoo!, that Publisher has the right to redirect and send Error Queries to Yahoo!, and that Publisher’s redirection and transmission (1) does not violate the Intellectual Property rights of any third party; (2) does not violate any applicable law; and (3) is not subject to any injunction. If any of the foregoing (1)-(3) apply to Publisher’s redirection and transmission of an Error Query from the Address Bar, then Publisher shall not direct such Error Query to any webpage associated with Yahoo! or on which Links or Results are available. Publisher will promptly notify Yahoo! of any claim made or threatened against it concerning its redirection and transmission of Error Queries.

D.	Yahoo! Rights. Notwithstanding anything in this Agreement to the contrary and without limitation of Yahoo!’s other rights and remedies, Yahoo! may decline to respond to Error Queries or may require Publisher to block the display of one or more Error Landing Pages if Yahoo! reasonably believes that (a) Publisher does not have the right to use or to associate Error Category, Related Terms, Suggestion Links or Error Results data or content with an Error Query, or (b) the association of Error Category, Related Terms, Suggestion Links or Error Results data or content on Error Landing Pages in response to an Error Query (i) violates the intellectual property rights of a third party, (ii) is libelous, defamatory or obscene, or (iii) might create liability for Yahoo!.

E.	Policies. Yahoo! may change or add to these policies in its sole discretion by informing Publisher in writing (email sufficing), and [*]. Yahoo!, in its sole discretion, may decline to respond to, any Error Queries that include the following:

(1)	trademarks, company names, and names of specific natural persons (including misspellings), such as McDonalds.com, macdnlds.com, xcerox.com, micaljordan.com;

(2)	words which would evoke a question of legality, such as automatic or military-style assault weapons, cracked or pirated software (eg, words like appz, warez, cracks, crackz, hacks, hackz), falsely obtained passwords (eg, words like passwordz), prostitution services, and questionable substances or words alluding to the ingestion of questionable substances;

(3)	defamatory, libelous or threatening language, such as racial or religious epithets or language related to doing physical harm to people or their property;

(4)	vulgar or obscene language, such as f-ckyu.com;

(5)	any language that might advocate or glorify torture, rape or any other illegal or harmful act; and

(6)	any language that is sexually explicit, including but not limited to language related to prostitution, child pornography or underage sex, bestiality, necrophilia, incest or pedophilia.

F.	Compensation. Yahoo! reserves the right to exclude from Gross Revenue and Yahoo!’s calculation of any amounts owed to Publisher any Gross Revenue generated from [*].

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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G.	Misc. In the event of a conflict between the terms of this Error Implementation Attachment and any other provision of the Agreement, the terms of this Error Implementation Attachment will govern as to Error Queries from an Address Bar, Search Box or Erroneous Hypertext Links for Error Results.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ATTACHMENT G—[*] ATTACHMENT

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.